SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): December 11, 2012

NORTHWEST BIOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-33393	94-3306718
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 800, Bethesda, MD 20814

(Address Of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (240) 497-9024

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2012, the Board of Directors of Northwest Biotherapeutics, Inc. (the “Company”) approved an amendment to Article VII of the Company’s Third Amended and Restated Bylaws to permit the issuance of shares of stock of the Company in uncertificated form. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1(ii)	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Dated: December 11, 2012	By:	/s/ Linda Powers
Name: Linda Powers
Title: Chief Executive Officer and Chairman